UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

New Income Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Subdued inflation pressures, highly accommodative Federal Reserve policy, and signs of continuing economic weakness caused longer-term Treasury yields to decline or remain stable over the past year, helping support bond prices. Corporate profits grew much more robustly than the economy as a whole, meanwhile, providing a boost to corporate bond prices, particularly among high yield issues. Other major segments of the U.S. bond market, such as commercial and residential mortgage-backed securities also performed well, and non-U.S. bonds received a boost in dollar terms from appreciation in other major currencies. The New Income Fund recorded a gain and outperformed its benchmark in both periods. The fund trailed its peer group average, which is focused on the better-performing (but generally riskier) corporate bond segment.

MARKET ENVIRONMENT

The U.S. economy continued on a path of steady but frustratingly slow and uneven recovery over the past year. Healthy exports boosted the manufacturing sector, while subdued growth in consumer income and spending helped the service sector expand at a more modest pace. After struggling through much of the latter half of 2010, the labor market gained some momentum early in 2011 but appeared to moderate again as our reporting period ended. The housing market remained especially weak, with home construction falling to record-low levels while housing prices resumed their decline after the homebuyer tax incentives expired.

According to the Commerce Department’s latest estimates, economic growth improved through the second half of 2010 but then decelerated substantially in the first quarter of 2011. One culprit appears to have been political turmoil in North Africa and the Middle East, which led to a surge in oil and gasoline prices that took a bite out of consumers’ purchasing power. Another factor may have been the devastating earthquake and tsunami that struck northeastern Japan in March, which caused problems in global manufacturing supply chains, particularly in the auto sector.

In November 2010, Federal Reserve Chairman Bernanke announced a second round of quantitative easing, dubbed QE2, in which the Fed would purchase up to $600 billion of Treasury securities through June 2011. The goal of the program was to put a ceiling on Treasury yields, thereby driving investors into riskier investments. The Fed appeared to base its move on the theory that decreasing yields on riskier debt instruments, such as corporate bonds and mortgage-backed securities (MBS), facilitate borrowing and economic growth, while an appreciating stock market incites consumer confidence through the “wealth effect.”

Despite the Fed’s QE2 purchases, long-term Treasury yields rose through most of the period before falling back in April and May in response to weaker economic data and increased concerns about the credit situation in Europe. The increase in Treasury yields in the spring drove a corresponding rise in corporate bond yields, although the gap between corporate yields and the 10-year Treasury note—known as the yield spread—narrowed a bit as the period progressed. As a result, Treasury yields generally ended the period lower than they were a year ago but slightly higher than six months ago, while corporate yields declined over both periods.

The narrowing yield spread, combined with the higher yields offered by corporate securities, resulted in corporate bond returns outpacing Treasury returns over the past six months and year. High yield issues were particularly strong. MBS registered better gains over the past six months, helping compensate in part for underperformance late last year.

PERFORMANCE AND INVESTMENT REVIEW

The New Income Fund returned 2.18% for the six-month period and 6.29% for the 12-month period ended May 31, 2011. The fund outperformed the Barclays Capital U.S. Aggregate Index and lagged the Lipper Corporate Debt Funds A Rated Average over both periods. The New Income Fund continued to compare favorably to its peer group over longer time periods. Based on cumulative total return, Lipper ranked the New Income Fund 88 of 131, 40 of 121, 20 of 115, and 13 of 62 funds in the corporate bond funds (A rated) universe for the 1-, 3-, 5-, and 10-year periods ended May 31, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results. (Performance for Advisor Class and R Class shares will vary, reflecting their higher fee structure and other factors.)

A major factor benefiting performance over the past year has been the fund’s significant underweight in Treasuries. Over the period, we further reduced our Treasury allocation, from 17% to 14%—roughly half the allocation in the Barclays benchmark. This stance has reflected in part our suspicion that Treasury yields were set to rise off record lows due to the healing economy, increasing inflation, and persistent U.S. government deficits, which necessitate increased Treasury supply. In addition, we believe that our in-house research staff allows us to add value for shareholders by locating attractive credit-sensitive securities in other sectors. The Federal Reserve’s QE2 program limited price declines in the sector over the past year, but we remain concerned about how Treasuries will fare once the Fed ends its purchases this summer.

The fund’s performance also continued to benefit from its modest (5%) allocation to high yield bonds, which are not included in the benchmark. As the economy has recovered and credit markets have healed, high yield bonds have handily outpaced the overall bond market. Investors seeking higher yields have been encouraged by the improving balance sheets of high yield issuers, who have enjoyed improving profits and the ability to refinance high-cost debt. The default rate within the sector has remained low, while the ratio of issuers enjoying credit upgrades to those suffering downgrades has remained at an all-time high. Similarly, we have a minor allocation to leveraged loans (included in the high yield allocation), which offer investors better protection given that companies are obligated to pay off lenders before bondholders. We are also attracted to the floating rates on these loans, which will offer the fund some protection should interest rates increase and weigh on bond prices generally.

As investors remained willing to take on additional risk, the fund saw somewhat more muted gains from bonds with lower yields and higher credit ratings. Yields on investment-grade corporate issues (rated BBB and above) have fallen substantially lower over the last two years, leaving less room for price appreciation. Nonetheless, we saw good results from many of our holdings, particularly within the financials sector, where large banks have benefited from steady improvement in credit conditions.

We also saw decent results from our holdings of commercial mortgage-backed securities, which we hold in a higher proportion than the benchmark. The commercial real estate sector has improved much more quickly than many anticipated given the burden of vacant office and retail space. Indeed, we have been somewhat cautious in our approach toward the sector, remaining focused on the highest-quality issues. Taking on somewhat more risk in the sector would have paid off, however, as investors hungry for yield have bid up the prices of lower-quality issues in the segment.

Our most significant change to the portfolio over the past six months and year was an increase in our exposure to MBS. The dynamics of the MBS market over the past year have been very different from those of the underlying residential real estate market. Many homeowners remain “underwater” on their homes, with the balance of their loan greater than the value of their house. When combined with still-tight credit conditions, the environment makes it quite difficult to take advantage of low rates by prepaying an old mortgage and securing a new one. What was bad news for homeowners was, in this case, good news for investors, who benefited from interest income for a longer period of time than would have been the case if prepayments had risen. Demand for MBS has also remained strong, as private investors have stepped in to replace the federal government as the primary buyers of MBS. Finally, the weak housing market has limited new issuance, boosting the price of existing bonds.

With the assistance of our research team in London and elsewhere, we employ a modest allocation to foreign currencies, which also helped results during the past six months. As the U.S. dollar declined over much of the period relative to emerging currencies, in particular, we saw particularly good results from our positions in Asian currencies, including the Philippine peso, Malaysian ringgit, South Korean won, Singapore dollar, and Chinese yuan. Our holdings in the Russian ruble also helped.

OUTLOOK

Despite recent inflation concerns and other worries, the overall interest rate environment looks reasonably hospitable for bondholders. With the Fed reluctant to take significant steps to tighten monetary policy until the recovery is on firmer footing, we expect that short-term interest rates will remain at very low levels over the coming months. Meanwhile, we expect longer-term interest rates to rise gradually, as the continued economic recovery, ongoing government deficits, and other factors provide upward pressure. A wild card has recently been introduced in the form of the political debate over the country’s debt ceiling, which has led to the remote prospect that political gamesmanship in Washington could lead to a payment default by the U.S. Treasury. We hope that this issue has been resolved by the time you are reading this letter, and that officials have moved on to serious discussions about how to address the nation’s long-term fiscal challenges.

The credit environment for corporate bonds and other higher-risk issues should remain favorable as well. Despite the many challenges facing the global economy, we expect continued gradual improvement in the pace of the U.S. recovery—as of this writing, our internal projections call for gross domestic product to grow 2.8% in 2011. While corporate profit growth is likely to slow, companies should be able to prosper, resulting in a continued low default rate. We are concerned that the recent rise in merger and acquisition activity will lead some companies to weaken their balance sheets—and thus weigh on their credit ratings and the prices of their bonds—by taking on the liabilities of weaker firms. The possibility for such pitfalls highlights the importance of meticulous research into individual securities, which we view as a strength of the T. Rowe Price investment process.

Despite our generally favorable outlook, we would like to caution again that the very strong bond returns of the past couple of years—particularly in some segments—are almost certainly behind us. Yields have come down substantially for a wide range of securities, meaning that investors are now being fairly compensated for investing in bonds carrying additional risk. Furthermore, we perceive that the major sectors are valued fairly reasonably in relation to one another, leaving less opportunity for earning superior returns through sector allocations.

Going forward, we expect that preparing for interest rate changes by adjusting the mix of maturities held in the portfolio will play a larger role in governing performance. Current market conditions also highlight the importance of a global search for value, as emerging markets, in particular, offer compelling opportunities to both earn higher yields and benefit from currency appreciation. We look forward to working with our growing staff of overseas analysts to identify ways to supplement returns for U.S. investors.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Capital Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays Capital U.S. Credit Index: An unmanaged index that tracks the performance of domestic investment-grade corporate bonds.

Barclays Capital U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 26.8%		
FINANCIAL INSTITUTIONS 12.2%		
Banking 8.3%		
Bank of America, 5.65%, 5/1/18	48,380	51,587
Bank of America, 6.50%, 8/1/16	3,295	3,732
Bank of America, 7.375%, 5/15/14	31,075	35,495
Bank of America Capital Trust VI, 5.625%, 3/8/35	9,565	8,658
Bank One, 5.25%, 1/30/13 (1)	4,675	4,975
Barclays Bank, 5.125%, 1/8/20	14,605	15,090
Barclays Bank, 5.20%, 7/10/14	4,300	4,704
Barclays Bank, 6.75%, 5/22/19 (1)	7,320	8,438
BB&T Capital Trust II, 6.75%, 6/7/36	4,375	4,578
BNP Paribas, 5.00%, 1/15/21	13,670	13,982
BPCE, 2.375%, 10/4/13 (2)	14,480	14,549
Capital One Capital IV, VR, 6.745%, 2/5/82 (1)	7,975	8,105
Capital One Financial, 7.375%, 5/23/14	6,405	7,449
Citigroup, 4.587%, 12/15/15 (1)	15,840	16,810
Citigroup, 5.375%, 8/9/20 (1)	21,140	22,158
Citigroup, 5.50%, 10/15/14	21,105	23,040
Citigroup, 6.125%, 5/15/18 (1)	31,470	35,005
Citigroup, 6.50%, 8/19/13	22,775	24,976
Credit Suisse, 5.50%, 5/1/14	20,525	22,765
Discover Bank, 8.70%, 11/18/19	10,500	13,086
Fifth Third Bancorp, 3.625%, 1/25/16 (1)	13,105	13,401
Fifth Third Bancorp, 6.25%, 5/1/13 (1)	12,535	13,616
Fifth Third Bancorp, 8.25%, 3/1/38 (1)	7,380	9,143
Goldman Sachs, 3.625%, 2/7/16	32,960	32,983
Goldman Sachs, 3.70%, 8/1/15	33,260	33,944
Goldman Sachs, 6.15%, 4/1/18	57,365	62,725
Goldman Sachs, 6.25%, 2/1/41	10,765	10,931

Goldman Sachs, 6.75%, 10/1/37	17,020	17,110
Goldman Sachs Capital I, 6.345%, 2/15/34 (1)	7,645	7,325
HBOS, 6.00%, 11/1/33 (2)	3,830	3,127
HSBC Holdings, 5.10%, 4/5/21	39,295	40,828
HSBC Holdings, 6.50%, 5/2/36	3,040	3,242
JPMorgan Chase, 3.40%, 6/24/15	14,270	14,797
JPMorgan Chase, 3.70%, 1/20/15 (1)	31,675	33,100
JPMorgan Chase, 4.65%, 6/1/14	22,890	24,773
JPMorgan Chase, 6.00%, 1/15/18	43,560	49,087
JPMorgan Chase Capital XVIII, 6.95%, 8/1/66	2,175	2,236
JPMorgan Chase Capital XXII, 6.45%, 1/15/87	3,790	3,883
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	20,945	21,585
KeyCorp, 3.75%, 8/13/15 (1)	19,995	20,767
KeyCorp, 5.10%, 3/24/21	5,250	5,433
MBNA America Bank, 7.125%, 11/15/12	2,200	2,356
Merrill Lynch, 5.45%, 2/5/13	6,945	7,396
Merrill Lynch, 6.875%, 4/25/18	18,445	20,979
Merrill Lynch, 7.75%, 5/14/38	7,665	8,979
Morgan Stanley, 3.45%, 11/2/15 (1)	3,445	3,459
Morgan Stanley, 4.00%, 7/24/15 (1)	28,590	29,663
Morgan Stanley, 4.10%, 1/26/15	23,620	24,562
Morgan Stanley, 4.20%, 11/20/14	24,300	25,412
Morgan Stanley, 6.00%, 4/28/15 (1)	32,850	36,328
Morgan Stanley, 7.30%, 5/13/19	57,206	65,818
Nordea Bank, 4.875%, 5/13/21 (2)	23,565	23,704
PNC Funding, 3.625%, 2/8/15 (1)	5,370	5,673
PNC Funding, 4.375%, 8/11/20 (1)	10,250	10,541
PNC Funding, 5.625%, 2/1/17	4,205	4,642
PNC Funding, 6.70%, 6/10/19 (1)	6,970	8,270

Regions Financial, 5.75%, 6/15/15	4,490	4,580
Royal Bank of Scotland, 3.40%, 8/23/13 (1)	17,770	18,232
Societe Generale, 3.50%, 1/15/16 (2)	14,165	14,375
Standard Chartered, 3.85%, 4/27/15 (2)	22,990	24,039
SunTrust Banks, 3.60%, 4/15/16	10,030	10,260
U.S. Bancorp, 3.442%, 2/1/16	15,755	16,036
U.S. Bank, VR, 3.778%, 4/29/20	39,945	41,534
UBS AG Stamford, 4.875%, 8/4/20	6,080	6,328
USB Capital XIII Trust, 6.625%, 12/15/39 (1)	5,855	6,085
Wells Fargo, 4.60%, 4/1/21	46,045	46,912
		1,229,381
Brokerage 0.3%		
Ameriprise Financial, 7.30%, 6/28/19	14,035	17,189
Jefferies Group, 5.875%, 6/8/14	3,015	3,304
Jefferies Group, 6.25%, 1/15/36	3,950	3,784
Jefferies Group, 8.50%, 7/15/19 (1)	9,620	11,677
Raymond James Financial, 4.25%, 4/15/16	4,020	4,159
		40,113
Finance Companies 1.5%		
GATX, 3.50%, 7/15/16 (1)	7,235	7,430
GATX, 4.85%, 6/1/21	15,205	15,263
GE Capital, 2.10%, 1/7/14 (1)	76,730	77,867
GE Capital, 4.625%, 1/7/21 (1)	42,980	43,617
GE Capital, 5.30%, 2/11/21 (1)	14,840	15,547
GE Capital, 5.875%, 1/14/38	10,925	11,374
GE Capital, 6.875%, 1/10/39	20,990	24,509
International Lease Finance, 6.625%, 11/15/13 (1)	7,075	7,446
SLM Corporation, 5.125%, 8/27/12	3,445	3,567

SLM Corporation, 6.25%, 1/25/16	11,220	11,770
SLM Corporation, 8.45%, 6/15/18 (1)	7,700	8,689
		227,079
Insurance 1.5%		
ACE INA Holdings, 5.70%, 2/15/17 (1)	3,790	4,280
Aflac, 8.50%, 5/15/19 (1)	16,600	20,592
Allstate, 7.45%, 5/16/19	8,495	10,312
Berkshire Hathaway Finance, 2.45%, 12/15/15 (1)	19,020	19,330
Berkshire Hathaway Finance, 4.25%, 1/15/21 (1)	16,975	17,376
CNA Financial, 5.875%, 8/15/20 (1)	11,480	12,299
Partnerre Finance, 5.50%, 6/1/20 (1)	15,285	15,764
Principal Financial Group, 6.05%, 10/15/36 (1)	3,555	3,833
Principal Financial Group, 8.875%, 5/15/19 (1)	370	479
Principal Life Global Funding I, 5.25%, 1/15/13 (2)	4,425	4,714
Provident, 7.00%, 7/15/18	12,378	14,033
Prudential Financial, 4.75%, 9/17/15 (1)	18,325	19,890
Prudential Financial, 5.375%, 6/21/20 (1)	7,265	7,827
Reinsurance Group of America, 5.00%, 6/1/21 (1)	12,720	12,728
Reinsurance Group of America, 5.625%, 3/15/17	3,900	4,207
Reinsurance Group of America, 6.45%, 11/15/19 (1)	5,270	5,867
Sun Life Financial Global Funding, FRN, 0.547%, 10/6/13 (2)	5,865	5,818
The Travelers Companies, 3.90%, 11/1/20 (1)	4,270	4,167
UnitedHealth Group, 3.875%, 10/15/20 (1)	5,650	5,581
UnitedHealth Group, 4.70%, 2/15/21 (1)	6,805	7,117
UNUM Group, 5.625%, 9/15/20 (1)	11,585	12,328
Unum Provident Finance, 6.85%, 11/15/15 (2)	2,887	3,272
WellPoint, 4.35%, 8/15/20 (1)	4,035	4,111
WellPoint, 6.00%, 2/15/14	6,785	7,585
		223,510

Real Estate Investment Trusts 0.6%		
AMB Property, 4.50%, 8/15/17 (1)	11,290	11,536
AMB Property, 6.625%, 12/1/19	7,095	7,962
Boston Properties, 4.125%, 5/15/21 (1)	9,070	8,784
Federal Realty Investment Trust, 5.90%, 4/1/20	1,825	2,022
Federal Realty Investment Trust, 6.00%, 7/15/12 (1)	3,550	3,738
Health Care REIT, 4.70%, 9/15/17 (1)	11,815	12,245
Hospitality Properties Trust, 5.625%, 3/15/17	6,170	6,522
Kilroy Realty, 6.625%, 6/1/20 (1)	9,945	10,936
Reckson Operating, 6.00%, 3/31/16 (1)	3,610	3,926
Ventas Realty, 3.125%, 11/30/15	3,650	3,662
WEA Finance, 4.625%, 5/10/21 (2)	14,375	14,372
WEA Finance, 7.50%, 6/2/14 (2)	6,865	7,940
		93,645
Total Financial Institutions		1,813,728
INDUSTRIAL 11.4%		
Basic Industry 1.5%		
Allegheny Technologies, 5.95%, 1/15/21	24,379	26,533
Anglogold Ashanti Holdings, 5.375%, 4/15/20	10,620	10,899
Arcelormittal, 3.75%, 8/5/15 (1)	11,600	11,910
Arcelormittal, 5.375%, 6/1/13	13,865	14,798
Barrick North America Finance, 5.70%, 5/30/41 (2)	23,645	23,625
Celulosa Arauco y Constitucion, 5.00%, 1/21/21 (1)	10,007	10,043
Cliffs Natural Resources, 4.875%, 4/1/21	15,855	16,168
Dow Chemical, 2.50%, 2/15/16	10,900	10,851
Dow Chemical, 8.55%, 5/15/19	16,410	21,254
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	16,371	17,906
Inversiones, 4.75%, 1/19/18 (2)	7,195	7,236

Rio Tinto Finance, 4.125%, 5/20/21 (1)	23,735	23,684
Teck Resources, 10.25%, 5/15/16	6,415	7,682
Vale Overseas, 6.25%, 1/23/17	18,165	20,818
		223,407
Capital Goods 0.7%		
Bombardier, 6.30%, 5/1/14 (2)	6,395	6,875
Cooper U.S., 2.375%, 1/15/16	9,300	9,342
Embraer, 6.375%, 1/15/20	3,480	3,784
Emerson Electric, 5.25%, 11/15/39 (1)	15,580	16,226
Holcim, 6.00%, 12/30/19 (2)	8,140	8,827
L-3 Communications, 4.75%, 7/15/20	15,395	15,864
Republic Services, 5.70%, 5/15/41	9,090	9,173
Roper Industries, 6.25%, 9/1/19	14,350	16,209
Waste Management, 6.10%, 3/15/18	10,980	12,631
		98,931
Communications 3.0%		
America Movil, 5.00%, 10/16/19	4,660	4,943
America Movil, 5.625%, 11/15/17 (1)	4,595	5,223
America Movil, 5.75%, 1/15/15 (1)	1,920	2,158
America Movil, 6.375%, 3/1/35 (1)	8,713	9,606
American Tower, 7.25%, 5/15/19 (1)	16,599	19,140
American Tower Trust, 5.957%, 4/15/37 (2)	6,580	7,085
AT&T, 2.95%, 5/15/16	20,400	20,681
AT&T, 6.45%, 6/15/34	13,655	14,856
AT&T, 6.55%, 2/15/39 (1)	13,730	15,188
British Sky Broadcasting, 6.10%, 2/15/18 (2)	10,160	11,587
Comcast, 5.70%, 5/15/18	12,395	13,892
Cox Communications, 6.25%, 6/1/18 (2)	7,650	8,736

Cox Communications, 8.375%, 3/1/39 (2)	7,900	10,832
Crown Castle Towers, 4.883%, 8/15/40 (2)	1,420	1,436
Crown Castle Towers, 6.113%, 1/15/40 (2)	21,181	23,246
DirecTV Holdings, 3.55%, 3/15/15	9,350	9,813
DirecTV Holdings, 5.875%, 10/1/19 (1)	16,955	18,867
Discovery Communications, 5.625%, 8/15/19	8,550	9,436
Grupo Televisa, 6.625%, 1/15/40 (1)	6,695	7,321
NBC Universal, 5.15%, 4/30/20 (2)	35,250	37,685
NBC Universal, 5.95%, 4/1/41 (1)(2)	9,435	9,762
News America, 6.15%, 3/1/37	9,045	9,334
News America, 6.40%, 12/15/35	17,035	18,073
Omnicom Group, 4.45%, 8/15/20	19,120	19,117
Qwest, 7.50%, 10/1/14	3,940	4,494
SBA Tower Trust, 4.254%, 4/15/40 (2)	27,580	28,623
Telecom Italia Capital, 5.25%, 11/15/13	13,865	14,754
Telecom Italia Capital, 6.175%, 6/18/14 (1)	4,840	5,295
Telefonica Emisiones, 3.992%, 2/16/16 (1)	16,360	16,791
Telefonica Emisiones, 5.877%, 7/15/19	10,170	10,975
Telefonica Emisiones, 6.221%, 7/3/17 (1)	15,635	17,519
Travel Channel, 3.55%, 1/15/15 (2)	13,430	14,152
Verizon Virginia, 4.625%, 3/15/13 (1)	16,770	17,730
Vodafone, 5.625%, 2/27/17	4,780	5,431
		443,781
Consumer Cyclical 1.2%		
Advance Auto Parts, 5.75%, 5/1/20	5,780	6,191
Banque PSA Finance, 4.375%, 4/4/16 (1)(2)	21,510	22,021
Home Depot, 5.40%, 3/1/16	7,625	8,573
Home Depot, 5.95%, 4/1/41 (1)	12,935	13,536
Hyatt Hotels, 5.75%, 8/15/15 (1)(2)	7,235	7,677

Lowe's, 2.125%, 4/15/16 (1)	14,310	14,262
Macy's, 5.35%, 3/15/12	4,575	4,758
MDC Holdings, 5.625%, 2/1/20 (1)	10,240	10,186
O'Reilly Automotive, 4.875%, 1/14/21	12,820	13,089
RCI Banque, 4.60%, 4/12/16 (2)	15,335	15,764
Time Warner, 6.875%, 6/15/18	29,925	35,352
Toyota Motor Credit, 3.20%, 6/17/15	22,660	23,605
Westfarmers, 2.983%, 5/18/16 (1)(2)	3,570	3,575
		178,589
Consumer Non-Cyclical 1.9%		
Altria Group, 4.125%, 9/11/15 (1)	12,910	13,754
Altria Group, 4.75%, 5/5/21	24,015	24,162
Altria Group, 9.25%, 8/6/19	14,885	19,637
Anheuser-Busch InBev, 5.375%, 11/15/14	9,350	10,445
Anheuser-Busch InBev, 5.375%, 1/15/20	8,340	9,225
Boston Scientific, 4.50%, 1/15/15	9,915	10,455
Bunge Finance, 5.90%, 4/1/17	7,085	7,789
Bunge Limited Finance, 4.10%, 3/15/16 (1)	6,270	6,541
Cardinal Health, 4.625%, 12/15/20	14,590	14,898
Coca-Cola, 1.50%, 11/15/15 (1)	23,120	22,707
Coca-Cola FEMSA, 4.625%, 2/15/20	9,995	10,387
Delhaize Group, 6.50%, 6/15/17 (1)	13,290	15,388
Express Scripts, 3.125%, 5/15/16	13,225	13,379
Express Scripts, 6.25%, 6/15/14	6,862	7,754
Kraft Foods, 6.50%, 2/9/40	10,285	11,604
Kroger, 5.40%, 7/15/40 (1)	8,125	8,058
Life Technologies, 3.50%, 1/15/16 (1)	14,470	14,863
Life Technologies, 4.40%, 3/1/15	8,815	9,414
Medco Health Solutions, 2.75%, 9/15/15 (1)	5,930	5,985

Novant Health, 5.85%, 11/1/19	8,440	9,168
Philip Morris International, 4.50%, 3/26/20 (1)	21,440	22,568
Reynolds American, 7.25%, 6/1/13	10,810	12,013
		280,194
Energy 1.9%		
Apache, 5.10%, 9/1/40 (1)	22,075	21,724
BG Energy Capital, 2.50%, 12/9/15 (2)	19,360	19,556
BP Capital Markets, 3.125%, 10/1/15 (1)	14,070	14,404
Canadian Natural Resources, 6.25%, 3/15/38 (1)	19,250	21,563
Diamond Offshore Drilling, 5.15%, 9/1/14	3,100	3,413
Diamond Offshore Drilling, 5.70%, 10/15/39	5,810	5,996
Diamond Offshore Drilling, 5.875%, 5/1/19 (1)	3,705	4,198
Ensco, 3.25%, 3/15/16	20,345	20,754
EOG Resources, 2.50%, 2/1/16	15,265	15,326
EOG Resources, 5.875%, 9/15/17	4,300	4,950
Hess, 6.00%, 1/15/40	15,050	15,889
Hess, 7.875%, 10/1/29	3,210	4,124
Hess, 8.125%, 2/15/19	2,200	2,818
Marathon Oil, 5.90%, 3/15/18	9,325	10,695
Marathon Oil, 6.00%, 10/1/17	6,820	7,898
Marathon Oil, 6.60%, 10/1/37	2,815	3,202
Nabors Industries, 6.15%, 2/15/18	2,315	2,597
Nabors Industries, 9.25%, 1/15/19 (1)	4,380	5,679
Noble Energy, 6.00%, 3/1/41	12,315	12,938
Noble Holding International, 6.05%, 3/1/41 (1)	6,770	7,151
Plains Exploration & Production, 7.00%, 3/15/17	3,345	3,437
Reliance Holdings, 4.50%, 10/19/20 (2)	6,565	6,262
Rowan Companies, 5.00%, 9/1/17	10,480	11,325
Rowan Companies, 7.875%, 8/1/19	5,565	6,861

Southwest Airlines, 5.125%, 3/1/17 (1)	12,640	13,565
		81,149
Total Industrial		1,698,330

UTILITY 3.2%

Electric 1.8%

Allegheny Energy Supply, 6.75%, 10/15/39 (1)(2)	8,085	8,233
Appalachian Power, 6.375%, 4/1/36	3,990	4,342
Black Hills, 6.50%, 5/15/13	3,280	3,550
Constellation Energy, 5.15%, 12/1/20	21,330	22,238
Consumers Energy, 6.00%, 2/15/14	4,655	5,191
Dominion Resources, 2.25%, 9/1/15	6,070	6,077
Duke Energy, 5.30%, 2/15/40	10,120	10,460
EDP Finance, 4.90%, 10/1/19 (2)	7,715	7,041
EDP Finance, 5.375%, 11/2/12 (2)	2,765	2,823
Enel Finance International, 5.125%, 10/7/19 (1)(2)	4,440	4,639
Enel Finance International, 6.00%, 10/7/39 (2)	12,245	11,429
Exelon Generation, 6.25%, 10/1/39	6,890	7,204
FirstEnergy Solutions, 4.80%, 2/15/15 (1)	11,280	12,087
Georgia Power, 4.75%, 9/1/40	15,580	14,651
Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (2)	3,575	3,573
LG&E & KU Energy, 2.125%, 11/15/15 (2)	11,845	11,561
Massachusetts Electric, 5.90%, 11/15/39 (1)(2)	9,255	9,957
Monongahela Power, 5.70%, 3/15/17 (2)	5,025	5,599
Nevada Power, 5.45%, 5/15/41	6,905	7,022
Nevada Power, 6.65%, 4/1/36	8,595	10,151
Nevada Power, 6.75%, 7/1/37 (1)	4,285	5,112
Pennsylvania Electric, 6.15%, 10/1/38 (1)	7,835	8,168
PPL WEM Holdings, 3.90%, 5/1/16 (2)	18,160	18,510

Progress Energy, 4.40%, 1/15/21 (1)	13,910	14,348
Progress Energy, 7.05%, 3/15/19	8,430	10,259
Public Service Company of Oklahoma, 5.15%, 12/1/19	4,900	5,287
San Diego Gas & Electric, 5.35%, 5/15/40	955	1,010
Tampa Electric, 6.15%, 5/15/37 (1)	5,760	6,574
TECO Finance, 5.15%, 3/15/20	9,800	10,528
West Penn Power, 5.95%, 12/15/17 (2)	6,745	7,723
Westar Energy, 5.10%, 7/15/20 (1)	2,645	2,863
		258,210
Natural Gas 1.4%		
Boardwalk Pipelines, 5.50%, 2/1/17	4,605	5,069
Boardwalk Pipelines, 5.75%, 9/15/19 (1)	7,080	7,746
Buckeye Partners, 4.875%, 2/1/21	9,965	10,277
Buckeye Partners, 5.50%, 8/15/19 (1)	10,975	11,930
Buckeye Partners, 6.05%, 1/15/18	3,225	3,628
CenterPoint Energy, 5.85%, 1/15/41 (2)	4,230	4,384
Colorado Interstate Gas, 5.95%, 3/15/15 (1)	1,035	1,149
DCP Midstream Operating, 3.25%, 10/1/15	7,510	7,589
El Paso Natural Gas, 5.95%, 4/15/17	1,708	1,952
Enbridge Energy Partners, 5.20%, 3/15/20 (1)	2,545	2,759
Enbridge Energy Partners, 5.50%, 9/15/40 (1)	7,465	7,351
Enogex, 6.25%, 3/15/20 (2)	5,450	6,089
Enterprise Products Operations, 3.20%, 2/1/16	12,130	12,395
Enterprise Products Operations, 5.95%, 2/1/41 (1)	5,980	6,109
Enterprise Products Operations, 7.55%, 4/15/38	9,500	11,590
Kinder Morgan Finance, 5.70%, 1/5/16	7,150	7,561
Magellan Midstream Partners, 6.55%, 7/15/19	2,885	3,384
NiSource Finance, 6.25%, 12/15/40	6,180	6,538
NuStar Logistics, 4.80%, 9/1/20	10,645	10,955

ONEOK Partners, 3.25%, 2/1/16 (1)	9,610	9,797
Plains All American Pipeline, 5.75%, 1/15/20 (1)	9,090	10,015
Plains All American Pipeline, 6.50%, 5/1/18	9,969	11,453
Sempra Energy, 6.00%, 10/15/39	5,755	6,213
Sempra Energy, 6.50%, 6/1/16	8,270	9,666
Southeast Supply Header, 4.85%, 8/15/14 (2)	3,600	3,804
Southern Natural Gas, 5.90%, 4/1/17 (2)	1,708	1,941
Texas Gas Transmission, 5.50%, 4/1/13 (2)	4,480	4,780
Williams Partners, 4.125%, 11/15/20	10,200	10,100
Williams Partners, 6.30%, 4/15/40 (1)	12,830	13,901
		210,125
Total Utility		468,335
Total Corporate Bonds (Cost $3,774,094)		3,980,393

ASSET-BACKED SECURITIES 3.0%

Car Loan 1.4%

Ally Auto Receivables Trust Series 2010-1, Class A4 2.30%, 12/15/14	8,950	9,187
Ally Auto Receivables Trust Series 2010-2, Class B 3.02%, 8/17/15 (2)	34,180	35,120
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16	32,915	32,907
AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	6,271	6,302
AmeriCredit Automobile Receivables Trust Series 2010-1, Class C 5.19%, 8/17/15	6,970	7,403

World Financial Network Credit Card Master Trust Series 2009-D, Class A 4.66%, 5/15/17	35,190	37,495
		117,790
Home Equity 0.0%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	453	335
		335
Other Asset-Backed Securities 0.8%		
CNH Equipment Trust Series 2010-A, Class A4 2.49%, 1/15/16	14,480	14,892
CNH Equipment Trust Series 2010-B, Class B 3.12%, 2/15/17	9,845	9,919
CNH Equipment Trust Series 2010-C, Class A4 1.75%, 5/16/16	34,865	34,837
GE Equipment Midticket Series 2010-1, Class A4 1.47%, 7/14/15 (2)	42,955	42,534
GE Equipment Small Ticket Series 2011-1, Class A3 1.45%, 1/21/18 (2)	9,165	9,321
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (2)	3,556	3,673
Marriott Vacation Club Owner Trust Series 2006-1A, Class B 5.827%, 4/20/28 (2)	234	243
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (2)	1,035	1,072
		116,491

Countrywide Home Loan Mortgage PTC Series 2005-HYB4, Class 2A1, CMO, ARM 2.827%, 8/20/35	28,509	21,712
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 12A1, CMO, VR 3.301%, 3/27/36 (2)	3,278	3,292
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (2)	2,898	2,869
Fosse Master Issuer Series 2011-1A, Class A2, CMO, ARM 1.619%, 10/18/54 (2)	13,120	13,155
JPMorgan Mortgage Acquisition Series 2007-CH1, Class AV2, CMO, VR 0.254%, 11/25/36	453	440
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	5,302	5,263
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 4.976%, 9/25/35	3,759	3,580
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.83%, 1/25/34	2,246	2,258
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.742%, 3/25/35	2,124	1,777
		76,862
Commercial Mortgage Backed Securities 4.9%		
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	7,793	7,849
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	7,218	7,448
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	13,049	13,919

Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	46,335	50,158
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	8,027	8,404
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, VR 5.722%, 9/11/38	11,635	12,891
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	23,895	26,452
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	9,215	10,152
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4, VR 5.22%, 7/15/44	11,165	12,282
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	6,745	7,410
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, VR 6.012%, 12/10/49	11,625	12,873
Commercial Mortgage PTC Series 2005-LP5, Class A4, VR 4.982%, 5/10/43	23,511	25,666
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.815%, 12/10/49	9,000	10,034
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	14,065	15,010
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	28,010	30,389
GE Capital Commercial Mortgage Series 2005-C4, Class A4, VR 5.314%, 11/10/45	33,450	36,754

Goldman Sachs Mortgage Securities Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	14,750	16,145
Goldman Sachs Mortgage Securities Series 2010-C2, Class A2, VR 5.162%, 12/10/43 (2)	8,745	9,394
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	2,362	2,439
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	8,552	9,257
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	219	225
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	9,981	10,439
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	20,310	22,328
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	22,303	23,968
JPMorgan Chase Commercial Mortgage Securities Series 2007-C1, Class A4 5.716%, 2/15/51	31,436	34,293
JPMorgan Chase Commercial Mortgage Securities Series 2010-CNTR, Class A2 4.311%, 8/5/32 (2)	9,735	9,717
JPMorgan Chase Commercial Mortgage Securities Series 2011-C3A, Class B, VR 5.013%, 2/16/46 (2)	9,385	9,646
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4 4.742%, 2/15/30	13,447	14,318
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, VR 5.877%, 6/15/38	5,412	6,040

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 38.2%

U.S. Government Agency Obligations 36.9% (3)

Federal Home Loan Mortgage		
4.00%, 9/1/40 - 2/1/41	167,866	169,049
4.50%, 11/1/18 - 9/1/40	226,608	235,764
5.00%, 4/1/18 - 8/1/40	171,585	183,047
5.50%, 3/1/18 - 10/1/38	62,972	68,364
6.00%, 4/1/16 - 8/1/38	54,213	59,708
6.50%, 5/1/17 - 2/1/36	3,828	4,306
7.00%, 8/1/19 - 6/1/32	535	616
7.50%, 6/1/15 - 6/1/24	80	91
10.50%, 5/1/19 - 8/1/20	2	2
11.00%, 11/1/17	1	1
Federal Home Loan Mortgage, ARM		
2.702%, 7/1/35	1,012	1,060
2.94%, 9/1/32	101	106
4.996%, 11/1/35	1,598	1,689
5.048%, 3/1/36	2,950	3,111
5.148%, 2/1/37	2,644	2,773
5.391%, 1/1/36	657	697
5.407%, 2/1/37	8,149	8,569
5.931%, 12/1/36	2,503	2,696
5.986%, 10/1/36	5,038	5,439
6.013%, 11/1/36	3,313	3,570
6.034%, 1/1/37	1,267	1,325
6.091%, 10/1/36	4,988	5,381
6.236%, 8/1/36	4,712	5,093

Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16	7,655	8,244
6.50%, 8/15/30	1,204	1,214
Federal Home Loan Mortgage, CMO, IO 4.50%, 5/15/16 - 4/15/18	593	18
Federal Home Loan Mortgage, CMO, Principal Only, 8/1/28	111	100
Federal National Mortgage Assn.		
3.50%, 2/1/26	33,251	33,961
4.00%, 10/1/25 - 2/1/41	534,320	544,424
4.50%, 5/1/19 - 4/1/41	1,434,005	1,494,497
5.00%, 3/1/18 - 9/1/40	596,718	638,282
5.50%, 7/1/13 - 11/1/38	688,594	750,227
6.00%, 5/1/16 - 4/1/40	439,326	486,011
6.50%, 6/1/13 - 5/1/38	114,925	130,622
7.00%, 10/1/29 - 7/1/37	604	690
8.00%, 5/1/15	18	19
Federal National Mortgage Assn., ARM		
2.561%, 11/1/35	2,471	2,610
3.305%, 7/1/36	6,285	6,536
4.769%, 5/1/38	12,988	13,797
5.417%, 9/1/37	2,611	2,798
5.459%, 12/1/35	515	547
5.51%, 1/1/37	6,332	6,743
5.746%, 9/1/37	4,730	5,004
5.886%, 8/1/36	3,045	3,159
5.891%, 12/1/36	2,508	2,616
5.992%, 9/1/36	2,742	2,954
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	14	16
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32	407	97

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 14.9%

U.S. Government Agency Obligations 1.2% (4)		
Federal Home Loan Bank, 3.875%, 6/14/13 (1)	985	1,051
Federal Home Loan Bank, 5.25%, 6/18/14 (1)	13,530	15,293
Federal Home Loan Mortgage, 4.50%, 7/15/13	23,775	25,723
Federal Home Loan Mortgage, 5.00%, 7/15/14	9,600	10,766
Federal Home Loan Mortgage, 5.125%, 7/15/12	10,943	11,537
Federal Home Loan Mortgage, 6.00%, 6/15/11 (1)	28,305	28,370
Federal National Mortgage Assn., 4.375%, 9/15/12	9,405	9,898
Federal National Mortgage Assn., 4.375%, 10/15/15	19,735	22,005
Federal National Mortgage Assn., 4.625%, 10/15/14	17,630	19,647
Federal National Mortgage Assn., 4.875%, 12/15/16 (1)	6,220	7,105
Federal National Mortgage Assn., 5.00%, 3/15/16 (1)	12,375	14,179
Federal National Mortgage Assn., 7.125%, 1/15/30 (1)	9,980	13,570
		179,144
U.S. Treasury Obligations 13.7%		
U.S. Treasury Bonds, 4.625%, 2/15/40 (5)	410,650	439,844
U.S. Treasury Bonds, 6.75%, 8/15/26 (1)	114,100	155,051
U.S. Treasury Notes, 1.00%, 8/31/11	560,535	561,729
U.S. Treasury Notes, 1.25%, 3/15/14 (1)	178,570	181,221
U.S. Treasury Notes, 1.75%, 8/15/12 (5)	397,070	404,205
U.S. Treasury Notes, 2.625%, 4/30/16	25,410	26,589
U.S. Treasury Notes, 2.625%, 8/15/20	256,685	250,188
U.S. Treasury Stripped Interest Payment Zero Coupon, 5/15/20	28,685	21,709
		2,040,536
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $2,169,884)		2,219,680

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 4.6%		
Owned No Guarantee 0.8%		
Abu Dhabi National Energy, 5.62%, 10/25/12 (2)	9,805	10,253
Codelco, 7.50%, 1/15/19 (2)	4,190	5,172
Electricite de France, 4.60%, 1/27/20 (1)(2)	15,580	16,536
Electricite de France, 6.95%, 1/26/39 (2)	9,060	11,176
Gaz Capital, 8.625%, 4/28/34	9,995	12,669
National Gas of Trinidad & Tobago, 6.05%, 1/15/36 (2)	2,505	2,405
Pemex Project Funding Master Trust, 5.75%, 3/1/18	13,195	14,366
Pemex Project Funding Master Trust, 6.625%, 6/15/35	6,540	6,790
Petrobras International Finance, 5.75%, 1/20/20	9,155	9,755
Petrobras International Finance, 5.875%, 3/1/18	6,115	6,647
Petrobras International Finance, 7.875%, 3/15/19 (1)	3,965	4,782
Petroleos Mexicanos, 5.50%, 1/21/21	4,110	4,274
Petroleos Mexicanos, 6.50%, 6/2/41 (2)	9,750	9,813
Ras Laffan Lending III, 5.832%, 9/30/16 (2)	3,509	3,834
Swedish Export Credit, 5.125%, 3/1/17 (1)	9,500	10,706
		129,178
Sovereign 0.7%		
Government of Bermuda, 5.603%, 7/20/20 (2)	4,700	5,144
Republic of Brazil, 4.875%, 1/22/21	4,635	4,872
Republic of Brazil, 5.625%, 1/7/41	11,780	12,045
Republic of Chile, 3.875%, 8/5/20	7,985	7,985
Republic of Lithuania, 6.75%, 1/15/15 (2)	14,180	15,881
Republic of Poland, 3.875%, 7/16/15	10,100	10,447
Republic of South Africa, 5.50%, 3/9/20	14,990	16,354
Republic of South Africa, 6.50%, 6/2/14	6,610	7,446

Colorado 0.1%		
Regional Transportation Dist., 5.00%, 11/1/38	11,600	11,987
		11,987
District of Columbia 0.1%		
District of Columbia, 5.25%, 12/1/34	11,445	12,179
District of Columbia, Build America, 5.591%, 12/1/34	2,235	2,429
		14,608
Illinois 0.2%		
Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40	7,615	8,265
Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	8,170	8,725
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	13,725	14,583
		31,573
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (6)	2,800	2,770
		2,770
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.754%, 7/1/41	6,465	6,894
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	6,335	6,868
		13,762
New York 0.3%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	2,160	2,698
New York City, Build America, 5.846%, 6/1/40	5,340	5,671
New York City Housing Dev. Corp., 6.42%, 11/1/27	2,045	2,108
New York City Municipal Water Fin. Auth., Build America 5.952%, 6/15/42	4,865	5,433

New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	12,785	13,400
Tompkins County IDA, Cornell Univ., 5.00%, 7/1/37	11,755	12,127
		41,437
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,420	1,535
		1,535
Texas 0.1%		
Texas Transportation Commission, Build America 5.178%, 4/1/30	13,345	13,847
		13,847
Utah 0.1%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	6,400	7,072
		7,072
Virginia 0.1%		
Virginia Public Building Auth., Build America 5.90%, 8/1/30	6,610	7,312
Virginia Transportation Board, Build America, 5.35%, 5/15/35	2,225	2,339
		9,651
Total Municipal Securities (Cost $178,270)		187,122
PREFERRED STOCKS 0.0%		
Real Estate Investment Trust Securities 0.0%		
Roslyn Real Estate Asset (2)	–	1,992
Total Preferred Stocks (Cost $2,046)		1,992
BOND MUTUAL FUNDS 3.7%		
T. Rowe Price Institutional Floating Rate Fund, 3.74% (7)(8)	43,435	450,420

T. Rowe Price Institutional High Yield Fund, 6.24% (7)(8)	9,908	99,869
Total Bond Mutual Funds (Cost $509,287)		550,289
PRIVATE INVESTMENT COMPANIES 0.0%		
T. Rowe Price Term Asset-Backed Opportunity Fund (7)	1,130	5,885
Total Private Investment Companies (Cost $5,709)		5,885
SHORT-TERM INVESTMENTS 6.1%		
Money Market Funds 6.1%		
T. Rowe Price Reserve Investment Fund, 0.14% (7)(9)	899,694	899,694
Total Short-Term Investments (Cost $899,694)		899,694
SECURITY LENDING COLLATERAL 3.3%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.3%		
Money Market Funds 3.3%		
T. Rowe Price Reserve Investment Fund, 0.14% (7)(9)	489,122	489,122
Total Investments through Securities Lending Program with State Street Bank and Trust Company		489,122
Total Securities Lending Collateral (Cost $489,122)		489,122
Total Investments in Securities 107.3% of Net Assets (Cost $15,323,713)		**$ 15,934,946**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at May 31, 2011 -- total value of such securities at period-end amounts to $475,249. See Note 4.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $830,786 and represents 5.6% of net assets.

(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

Forward Currency Exchange Contracts

(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Citibank	6/10/11	RUB	1,913,050	USD	66,502	1,834
Citibank	6/28/11	USD	33,379	JPY	2,699,660	255
Citibank	8/19/11	USD	35,428	JPY	2,895,085	(102)
Credit Suisse First Boston	6/3/11	PLN	106,705	USD	36,750	2,138
Credit Suisse First Boston	8/8/11	USD	37,089	EUR	25,025	1,135
Credit Suisse First Boston	12/19/11	USD	56,706	CNY	364,395	(145)
Deutsche Bank Securities	6/1/11	EUR	163,865	USD	230,017	5,801
Deutsche Bank Securities	6/8/11	USD	31,693	JPY	2,609,160	(317)
Deutsche Bank Securities	6/28/11	NOK	203,625	USD	36,555	1,201
Deutsche Bank Securities	7/12/11	USD	44,964	ZAR	302,305	833
Deutsche Bank Securities	8/8/11	PLN	97,405	USD	36,347	(1,064)
Deutsche Bank Securities	8/29/11	USD	234,377	EUR	167,360	(5,929)
Goldman Sachs	6/1/11	EUR	11,350	USD	16,186	148
Goldman Sachs	6/1/11	USD	58,596	MXN	716,070	(3,359)
Goldman Sachs	8/18/11	RUB	1,056,420	USD	37,090	372
Merrill Lynch, Pierce Fenner & Smith	6/1/11	USD	69,160	SEK	438,475	(1,889)
Merrill Lynch, Pierce Fenner & Smith	8/29/11	SEK	470,490	USD	73,864	2,015
Morgan Stanley	6/1/11	SEK	219,175	USD	33,885	1,629
Morgan Stanley	6/1/11	SEK	219,300	USD	35,926	(391)
Morgan Stanley	6/1/11	USD	240,766	EUR	175,215	(11,386)
Morgan Stanley	6/10/11	USD	31,540	RUB	886,745	(135)
Morgan Stanley	6/28/11	GBP	21,600	USD	34,841	680
Morgan Stanley	6/28/11	USD	65,800	EUR	46,475	(1,043)
Morgan Stanley	6/28/11	USD	34,431	NOK	184,680	187
Morgan Stanley	7/5/11	USD	96,015	BRL	162,410	(6,223)
Morgan Stanley	7/13/11	MYR	213,830	USD	70,563	262
Morgan Stanley	12/19/11	CNY	208,220	USD	31,933	552
Royal Bank of Canada	6/28/11	USD	116,749	EUR	83,020	(2,656)
Royal Bank of Canada	7/13/11	MYR	220,620	USD	73,676	(603)
Royal Bank of Canada	8/8/11	USD	35,124	PLN	97,405	(159)
Royal Bank of Canada	8/11/11	NOK	211,280	USD	38,309	757
Royal Bank of Canada	8/18/11	KRW	42,526,275	USD	38,695	513
Royal Bank of Canada	12/19/11	CNY	625,030	USD	95,905	1,608
Royal Bank of Scotland	6/3/11	USD	38,658	PLN	106,705	(230)
Royal Bank of Scotland	6/28/11	USD	35,264	GBP	21,600	(257)
Royal Bank of Scotland	7/8/11	GBP	21,645	USD	35,306	285

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/11	Value 5/31/10
T. Rowe Price Institutional Floating Rate Fund, 3.74%	$ 234,722	$ -	$ 19,479	$ 450,420	$ 203,520
T. Rowe Price Institutional High Yield Fund, 6.24%	46,244	86,391	10,696	99,869	134,239
T. Rowe Price Term Asset-Backed Opportunity Fund	-	8,131 **	1,227	5,885	13,363
T. Rowe Price Reserve Investment Fund, 0.14%	¤	¤	2,301 ^	1,388,816	917,143
Totals			$ 33,703	$ 1,944,990	$ 1,268,265

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,903,812
Dividend income	32,476
Interest income	1,227
Investment income	$ 33,703
Realized gain (loss) on securities	$ 6,828
Capital gain distributions from mutual funds	$ 2,167

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $15,323,713)	$ 15,934,946
Interest receivable	103,550
Receivable for investment securities sold	26,449
Unrealized gain on forward currency exchange contracts	26,362
Receivable for shares sold	17,886
Foreign currency (cost $703)	695
Other assets	160
Total assets	16,110,048
Liabilities	
Payable for investment securities purchased	716,266
Obligation to return securities lending collateral	489,122
Unrealized loss on forward currency exchange contracts	37,429
Payable for shares redeemed	9,514
Investment management fees payable	5,360
Due to affiliates	1,563
Variation margin payable on futures contracts	1,412
Unrealized loss on swaps	697
Other liabilities	1,090
Total liabilities	1,262,453
NET ASSETS	$ 14,847,595
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 11,804
Net unrealized gain	596,944
Paid-in capital applicable to 1,543,061,352 shares of $1.00 par value capital stock outstanding; 2,000,000,000 shares authorized	14,238,847
NET ASSETS	$ 14,847,595

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 5/31/11
Investment Income (Loss)		
Income		
Interest		$ 485,530
Dividend		32,560
Securities lending		610
Other		89
Total income		518,789
Expenses		
Investment management		58,504
Shareholder servicing		
Investor Class	$ 18,703	
Advisor Class	164	
R Class	23	18,890
Rule 12b-1 fees		
Advisor Class	338	
R Class	57	395
Prospectus and shareholder reports		
Investor Class	269	
Advisor Class	6	
R Class	4	279
Custody and accounting		620
Registration		542
Legal and audit		47
Directors		47
Interest		2,199
Miscellaneous		67
Reductions of fees and expenses		
Investment management fees waived		(2,558)
Expenses reimbursed by manager		(3)
Total Expenses		79,029
Expenses paid indirectly		(5)
Net expenses		79,024
Net investment income		439,765

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/11	5/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 439,765	$ 381,782
Net realized gain	212,967	74,411
Change in net unrealized gain	139,336	461,093
Increase in net assets from operations	792,068	917,286
Distributions to shareholders		
Net investment income		
Investor Class	(459,889)	(385,137)
Advisor Class	(4,567)	(3,536)
R Class	(363)	(330)
Net realized gain		
Investor Class	(105,882)	–
Advisor Class	(1,677)	–
R Class	(96)	–
Decrease in net assets from distributions	(572,474)	(389,003)
Capital share transactions*		
Shares sold		
Investor Class	4,734,265	4,896,838
Advisor Class	14,457	178,908
R Class	3,635	7,869
Distributions reinvested		
Investor Class	558,513	353,463
Advisor Class	6,099	3,415
R Class	458	326
Shares redeemed		
Investor Class	(1,919,285)	(1,670,037)
Advisor Class	(183,763)	(3,507)
R Class	(3,685)	(4,323)
Increase in net assets from capital share transactions	3,210,694	3,762,952
Net Assets		
Increase during period	3,430,288	4,291,235
Beginning of period	11,417,307	7,126,072
End of period	**$ 14,847,595**	**$ 11,417,307**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973; the New Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the New Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemptions). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2011, the fund realized $2,711,000 of net gain on $79,789,000 of in-kind redemptions.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2011, totaled $(1,676,000) for the year ended May 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 8% and 13% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 8% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of May 31, 2011, the notional amount of protection sold by the fund totaled $11,500,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2011, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended May 31, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended May 31, 2011, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On May 31, 2011, the value of loaned securities was $475,249,000 and cash collateral investments totaled $489,122,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2011, securities valued at $10,085,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2011, collateral pledged by counterparties to the fund consisted of $4,211,000 cash and securities valued at $5,310,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $3,807,622,000 and $2,782,430,000, respectively, for the year ended May 31, 2011. Purchases and sales of U.S. government securities aggregated $12,926,277,000 and $10,922,646,000, respectively, for the year ended May 31, 2011.

NOTE 5 - TALF LOANS

The fund’s Board of Directors had approved direct participation in the TALF program. At inception of each TALF loan, a borrower put up its own risk capital by pledging collateral valued typically between 105% and 116% of the loan principal, and possibly higher. Notwithstanding changes in the value of the collateral, borrowers will not be required to post additional collateral during the term of the loan. The TALF program provides that a borrower may surrender collateral pledged at any time prior to maturity of a loan in full satisfaction of its loan obligation and that the FRBNY can enforce its rights under a TALF loan only against the collateral pledged by the borrower, with certain exceptions. In addition to the collateral, the fund at all times maintained sufficient cash, liquid assets, or other SEC-permitted asset types to cover its outstanding loan obligations. TALF loans generally incur an administration fee, paid at the time the TALF loan is drawn. For the year ended May 31, 2011, the fund had average TALF loans of $132,187,000, at an average annual rate of 3.74%. The fund had no TALF loans outstanding as of May 31, 2011.

NOTE 6 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010 were characterized for tax purposes as follows:

At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or losses from certain derivative contracts, and the realization of unrealized gains/losses on certain open derivative contracts for tax purposes.

During the year ended May 31, 2011, the fund utilized $7,243,000 of capital loss carryforwards.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2011, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $3,000 were reimbursed by Price Associates during the year ended May 31, 2011. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $6,000 remain subject to repayment at May 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $212,000 for Price Associates; $1,030,000 for T. Rowe Price Services, Inc.; and $1,018,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2011, the fund was charged $99,000 for shareholder servicing costs related to the college savings plans, of which $75,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2011, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2011, the fund was allocated $1,974,000 of Spectrum Funds’ expenses and $12,895,000 of Retirement Funds’ expenses. Of these amounts, $8,950,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2011, approximately 9% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 55% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2011, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $71,245,000 from short-term capital gains

• $56,260,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $126,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $126,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from the fund’s investments in T. Rowe Price Institutional Funds) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was at or below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1980	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
1992	Real Estate Advisors, L.P. (1992 to present); Director, General Growth
Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, res-
ignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[129]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer, and
Director, T. Rowe Price International; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Income Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Dimitri V. Grechenko, CFA (1963)	Vice President, T. Rowe Price; formerly
Assistant Vice President	Investment Analytics Specialist, Assistant Vice
President, Legg Mason Wood Walker, Inc. (to
2006)

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Assistant Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Chief Investment Officer,
Maryland State Retirement Agency pension
fund (to 2006)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008); Senior Portfolio
Manager, Avenue Capital Group (to 2006)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,226,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011